ZQ|CERT#|COY|CLS|RGSTRY|ACCT#|TRANSTYPE|RUN#|TRANS#

PICO HOLDINGS, INC.

PO BOX 43004, Providence, RI 02940-3004

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4

CUSIP			XXXXXX XX X
Holder ID			XXXXXXXXXX
Insurance Value			1,000,000.00
Number of Shares			123456
DTC		12345678	123456789012345
Certificate Numbers	Num/No.	Denom.	Total
1234567890/1234567890	1	1	1
1234567890/1234567890	2	2	2
1234567890/1234567890	3	3	3
1234567890/1234567890	4	4	4
1234567890/1234567890	5	5	5
1234567890/1234567890	6	6	6
Total Transaction			7

COMMON STOCK

PAR VALUE $.001

COMMON STOCK

THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA, JERSEY CITY, NJ AND COLLEGE STATION, TX

Certificate Number
ZQ00000000

Shares
000000****************
000000**************
****000000****************
*****000000***************
******000000**************

PICO HOLDINGS, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA

CUSIP 693366 20 5

SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

MR. SAMPLE & MRS. SAMPLE &
MR. SAMPLE & MRS. SAMPLE

IS THE REGISTERED HOLDER OF

***ZERO HUNDRED THOUSAND
ZERO HUNDRED AND ZERO***

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK PAR VALUE OF $.001 OF

PICO HOLDINGS, INC. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

John R. Hart
President and Chief Executive Officer

Executive Vice President, Chief Financial Officer,
Treasurer and Secretary

PICO HOLDINGS, INC. INCORPORATED SEAL CALIFORNIA

DATED DD-MMM-YYYY

COUNTERSIGNED AND REGISTERED:
COMPUTERSHARE TRUST COMPANY, N.A.
TRANSFER AGENT AND REGISTRAR,

By ______________________________
AUTHORIZED SIGNATURE

SECURITY INSTRUCTIONS ON REVERSE

1234567

PICO HOLDINGS, INC.

A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares of stock of the Corporation, and upon the holders thereof as established by the Articles of Incorporation or by any certificate of determination of preferences, and the number of shares constituting each series or class and the designations thereof, may be obtained by any stockholder of the Corporation upon request and without charge from the Secretary of the Corporation at the principal office of the Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	- as tenants in common	UNIF GIFT MIN ACT	-........................ Custodian .... (Cust) (Minor)
TEN ENT	- as tenants by the entireties		under Uniform Gifts to Minors Act........................ (State)
JT TEN	- as joint tenants with right of survivorship	UNIF TRF MIN ACT	-........................ Custodian (until age ....) (Cust)
			.... under Uniform Transfers to Minors Act .... (Minor) (State)

Additional abbreviations may also be used though not in the above list.

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

For value received, ____________________________ hereby sell, assign and transfer unto

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

____

____

____ Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____ Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated: ____ 20 ________________

Signature: ____

Signature: ____

Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.

Signature(s) Guaranteed: Medallion Guarantee Stamp

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.

1234567